UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):

August 29, 2014

DiamondRock Hospitality Company

(Exact name of registrant as specified in charter)

Maryland	001-32514	20-1180098
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3 Bethesda Metro Center, Suite 1500

Bethesda, MD 20814

(Address of Principal Executive Offices) (Zip Code)

(240) 744-1150

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

This report contains certain forward-looking statements within the meaning of the federal securities laws. These forward-looking statements are generally identifiable by use of the words “will,” “believe,” “expect,” “intend,” “anticipate,” “estimate,” “project” or similar expressions, whether in the negative or affirmative. Forward-looking statements are based on management’s current expectations and assumptions and are not guarantees of future performance. Factors that may cause actual results to differ materially from current expectations include risks related to our ability to eliminate the guarantee and those risk factors and other factors discussed from time to time in our periodic filings with the Securities and Exchange Commission, including our Annual Report on Form 10-K for the year ended December 31, 2013. Accordingly, there is no assurance that our expectations will be realized. Except as otherwise required by the federal securities laws, we expressly disclaim any obligations or undertaking to publicly release any updates or revisions to any forward-looking statement contained in this report to reflect events, circumstances or changes in expectations after the date of this report.

ITEM 7.01.	Regulation FD Disclosure.

On September 2, 2014, DiamondRock Hospitality Company (the “Company”) issued a press release announcing the acquisition of the 282-room Hilton Garden Inn/Times Square Central, located in New York City, on August 29, 2014. A copy of that press release is furnished as Exhibit 99.1 to this report. The press release has also been posted in the investor relations/presentations section of the Company’s website at www.drhc.com.

On September 2, 2014, the Company issued a press release announcing the acquisition of the 106-room Inn at Key West, located in Key West, Florida. A copy of that press release is furnished as Exhibit 99.2 to this report. The press release has also been posted in the investor relations/presentations section of the Company’s website at www.drhc.com.

The information contained in the press releases attached as Exhibit 99.1 and Exhibit 99.2 to this report shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section. Furthermore, the information contained in the press releases attached as Exhibit 99.1 and Exhibit 99.2 to this report shall not be deemed to be incorporated by reference in the filings of the registrant under the Securities Act of 1933, as amended.

ITEM 8.01.	Other Events.

On August 29, 2014, the Company acquired a fee-simple condominium interest in the 282-room Hilton Garden Inn/Times Square Central (the “Hotel”) located in New York City for $127.2 million from an unaffiliated third party. The Hotel was newly constructed and opened for business on September 1, 2014. The Company entered into an agreement to purchase the Hotel in January 2011 and had previously funded $26.9 million in purchase deposits. The Company funded the remaining purchase price with available corporate cash.

ITEM 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

See Index to Exhibits attached hereto.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DIAMONDROCK HOSPITALITY COMPANY

Date: September 3, 2014	By:	/s/ William J. Tennis
William J. Tennis
Executive Vice President, General Counsel and Corporate Secretary

EXHIBIT INDEX

Exhibit No.	Description

99.1	Hilton Garden Inn Times Square Central Press Release dated September 2, 2014.

99.2	Inn at Key West Press Release dated September 2, 2014.